UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23833

BCM Focus Funds

(Exact name of registrant as specified in charter)

12600 Hill Country Blvd., Suite R-230

Austin, TX 78738

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copies to:

c/o Bares Capital Management, Inc.	Ropka Law, LLC
12600 Hill Country Blvd., Ste R-230	215 Fries Mill Road
Austin, TX 78738	Turnersville, NJ 08012
(512) 542-1083	(856) 374-1744

Registrant's telephone number, including area code: (512) 542-1083

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

BCM Focus Small/Micro-Cap Fund BCSMX A series of BCM Focus Funds

Annual Report

October 31, 2023

Investor Information: 1-888-885-8859

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the BCM Focus Small/Micro-Cap Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

BCM Focus Small/Micro-Cap Fund
Table of Contents October 31, 2023

Important Disclosure Statement – The BCM Focus Small/Micro-Cap Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus or summary prospectus containing this and other important information, please call 888-885-8859 or click here www.bcmfocusfunds.com. Please read the prospectus carefully before you invest. UMB Distribution Services, LLC is the distributor and Bares Capital Management, Inc. (the “Advisor”) is the investment advisor of the Fund.

BCM Focus Small/Micro‐Cap Fund
Shareholder Letter (Unaudited)

Trustee Welcome

The Annual Report of the BCM Focus Small/Micro-Cap Fund contains commentary from Bares Capital Management, the Fund’s investment adviser, along with a schedule of the Fund’s investments, financial statements, and other important information. Please read this report thoroughly. We prefer that our shareholders be educated and informed about the unique structural and investment attributes of BCSMX. We also encourage you to consider the suitability of a long-term allocation to our Fund, which comprises small-cap and micro-cap stocks. It is not for everyone. Any investment should be made as part of a suitable overall asset allocation as smaller company stocks can be volatile. As such, a long-term orientation may be necessary for the Fund to achieve its objective. Thank you for your investment.

Sanford J. Leeds	Director (Independent, Chairman)
William Thorndike, Jr.	Director (Independent)
Brian T. Bares	Director (Interested)

Howdy,

A friendly Texan greeting to our fellow shareholders feels appropriate. We warmly welcome you to our Fund, whose progress we will detail in these pages each year. Bares Capital Management is the Investment Adviser to the BCM Focus Small/Micro-Cap Fund (BCSMX), which was launched on December 30, 2022. For operational and structural reasons, the Fund has a fiscal year that ends on October 31st. This is why you are receiving an inaugural Annual Report that covers a one-time, truncated, 10-month period. This offset calendar for the Fund is unsatisfying to those of us with a natural inclination to monitor our lives on a normal calendar-year basis, but our selection of this year-end carries with it the potential to avoid duplicative operational costs that stem from the rules that determine timing of distributions. Our future Fund performance reports will cover annual periods synced to this off-cycle fiscal year. We have found that most people in practice prefer to monitor their investments in normal calendar-year increments. To do this, investors can enter the BCSMX ticker into one of the many online information portals that report stock prices to find both our daily Net Asset Value and annual Fund returns.

We prefer that our investors transact directly with the Fund by using our online access portal via www.bcmfocusfunds.com. We are, for now, intentionally avoiding traditional mutual fund distribution channels, which include the popular self-service brokerage firms, in an attempt to create a “partnership mentality” with our investors. Our intent is to cultivate trust, confidence, and alignment when making decisions for both the portfolio and the structure of the Fund itself. This includes targeting investors who have intentionality around our investment philosophy and process. Direct investment will help to attract investors whose long-term orientation allows for the eventual convergence of sometimes volatile stock prices with underlying business compounding — a fundamental tenet of our investment philosophy. Our partnership mentality may also require a cap on Fund assets. Our expectation is that as the Fund grows, we may need to limit investor inflows to maintain our desired level of portfolio concentration. BCSMX is a portfolio of small-cap and micro-cap stocks, and we believe that Fund size could become the enemy of investment performance. Our goal is to “make the train faster, not longer.” A final critical element of inculcating a partnership mentality is the concept of a shared destiny. Principals of Bares Capital Management were “first in” with a significant chunk of their personal money. BCSMX represents our best ideas in the small- and micro-cap space, and we are “eating our own cooking” with our portfolio decisions as fellow shareholders.

Fostering a partnership mentality is one of many BCSMX differentiators. We have also elected to concentrate our portfolio more heavily in our best ideas than many other funds. Our “non-diversified” election allows for us to focus the capital of the Fund on fewer positions. Other funds tend to recognize that adding portfolio positions (especially in smaller companies) can allow for greater asset-based fees for the fund manager. This pressure has the potential to sway managers into increasing portfolio diversity beyond what is optimal for compounding in favor of generating higher fees. We do not intend to do this, electing instead to restrict fund size in order to maintain portfolio concentration.

Differentiation also extends to the investment philosophy and process we practice when deploying Fund assets. We embrace two fundamental “first principles” of our investment philosophy: (1) stocks represent ownership in an underlying business, and (2) price and value will eventually converge in public markets. It follows from these principles that — absent distributions/dividends and normalizing for multiple expansions/contractions — long-term stock prices should reflect the compounding of underlying business value. The result is a key concept that undergirds our process: above-average stock price performance should be driven by above-average business compounding.

BCM Focus Small/Micro‐Cap Fund
Shareholder Letter (Unaudited) (Continued)

Seeking to identify the latter seems trivial for quantitatively minded investors, as myriad tools enable screening and sort-ranking on factor proxies for compounding like a company’s return on equity or invested capital. But screening on accounting metrics is a backward-looking exercise. Determining the value of a business is different. The mathematics of appraisal depend upon predictions about how much cash a company will generate in the future. Estimating and discounting ”owner earnings” that are not earmarked for necessary corporate upkeep or claimed by other capital providers is a future-oriented exercise and one whose predictive success depends upon an analysis of many qualitative factors. Can a business keep competition at bay? Is management capable and aligned with shareholders? Does the business have ample opportunity to make high-return investments? We have found that analysis in these three areas — competitive advantage, management quality, and growth prospects — are most impactful in determining the magnitude and duration of shareholder value creation.

In an investment industry increasingly dominated by quantitative approaches and short-term trading, we believe that our extensive qualitative fieldwork sets us apart. Our team in Austin is armed with the company credit card, spending on air travel, Uber rides, hotels, and conference fees in pursuit of unique qualitative insights that separate exceptional companies from average ones. Walking factory floors, training on software, and attending industry trade shows and customer events help our analysts better understand the competitive positioning, management talent, and potential growth of companies in various stages of our research pipeline. The objective of our investigations is to distill the select few companies in our investment universe that clear our highest qualitative hurdles.

The mission of BCSMX is to directly provide our investors with a capacity-limited portfolio of small-cap and micro-cap “future compounders” that is conviction-weighted in companies that have been carefully selected and vetted through our qualitative research process. In this report and future ones, we will attempt to justify how we are furthering this mission by describing our top positions. We hope these descriptions reinforce investor confidence in the prospects of the underlying businesses we own, regardless of their year-to-year price volatility. If we are correct in our assessment of the qualitative aspects of our portfolio holdings, patience and fortitude should produce the price convergence we ultimately seek.

Portfolio Discussion

Top Five Positions — 10/31/2023	Ticker	% of Portfolio
Alarm.com	ALRM	7.20
Agilysys	AGYS	6.04
Franklin Covey	FC	5.55
Triumph Financial	TFIN	5.26
StoneX	SNEX	5.10

Our largest position as of fiscal year end was Alarm.com (ALRM). ALRM is a leading technology provider of connected property solutions to the residential security market via 11,000 independent service providers servicing over 9.1 million subscribers as of the end of 2022. ALRM enjoys the favorable recurring revenue dynamic of its Software-as-a-Service peers without being burdened with expensive go-to-market costs. It profitably outsources sales and marketing through an extensive third-party installer network, allowing the company to focus its capital on R&D investments and product innovations that drive installer success, customer satisfaction, and end-user retention. According to our research, ALRM’s unique place in the ecosystem allows it to claim a persistent monthly fee per end-user, earning its place as the highest return-on-capital company in the security installation and monitoring industry. Despite leading the industry in subscribers and installers using its software platform, the company has a substantial remaining opportunity to expand its penetration of the U.S. single-family residential market with sizable adjacent opportunities in commercial, multi-family, and international markets. The company is capably led by founder Steve Trundle, whose fortunes are aligned with our own given his sizable share ownership, and who has executed admirably against a litany of both entrenched and upstart competitors.

In its most recent update, ALRM reported strong and steady fundamental progress in spite of weaker consumer demand and a depressed residential housing market. The most recently reported quarter represented another favorable performance with respect to SaaS revenue growth and profit expansion. While ALRM will likely operate in an environment of slower growth until macroeconomic conditions improve, our opinion is that this has no bearing on the company’s long-term competitive position or its ultimate growth potential. Our research indicates that ALRM benefits from resilience in its core domestic residential security business and investment in faster-growing initiatives like commercial and international

BCM Focus Small/Micro‐Cap Fund
Shareholder Letter (Unaudited) (Continued)

that are becoming an increasingly meaningful contributor to revenue and profits. Even with the company’s solid share price returns this year, we reiterate our view that ALRM represents an attractive risk-reward proposition that merits the company’s weighting as our largest holding.

Agilysys (AGYS) is a leading provider of vertically focused software to the hospitality industry, including casinos, hotels, resorts, cruise ships, and managed foodservice providers. The company offers a portfolio of applications spanning point-of-sale (POS), property management systems (PMS), and inventory and procurement, among others. AGYS is unique in providing a broad array of cloud-based, integrated, best-of-breed solutions to the enterprise segment of the market and benefits from substantial switching costs and a strong reputation as a proven provider capable of meeting hospitality company needs. With a low-single-digit percentage of the market as measured by number of rooms under contract, the company has a significant opportunity to take share from legacy incumbents such as Oracle’s Micros. AGYS is led by CEO Ramesh Srinivasan, who joined the company in 2016 and has revitalized product development, led a business model transition from on-premises to SaaS, and returned the company to growth and profitability.

These initiatives have recently manifested in an inflection in AGYS’ reported financials as the company’s refreshed and modern SaaS product portfolio encounters a recovering hospitality end market. As a result, AGYS is reporting record bookings that are flowing through to strong top-line growth and improving profitability. Additional validation of the company’s initiatives came in the form of a blockbuster 10-year SaaS deal with Marriott to buy AGYS’ PMS software, co-develop specific enhancements, and deploy the resulting solution to Marriott’s U.S. and Canada properties starting in 2024, covering nearly 6,000 sites and 1 million rooms for the largest franchisor and manager of hotels in the world. Aside from the significant size of the deal, which could more than double AGYS’s current subscription revenue run-rate, it represents a major competitive displacement of industry giant Micros. The win should drive significant inbound interest for AGYS’ modern PMS product portfolio from prospective customers including Hilton, who is already a major user of AGYS’ POS software.

Given these positive commercial developments and the remaining magnitude of AGYS’ market share capture and cross-selling opportunities, we project that the company is poised to deliver substantial earnings and cash flow growth for years to come.

FranklinCovey (FC) is a leading provider of talent and leadership development training content and services to enterprises. The company was formed in 1997 through the merger of the Franklin Quest Company, which commercialized the Franklin Planner and the principles underlying it developed by founder Hyrum Smith, and Stephen Covey & Associates, which commercialized the principles developed by founder Stephen Covey in books like The 7 Habits of Highly Effective People. Since then, FC has developed and offered courses and content for its client organizations to use in their talent and leadership development programs. By virtue of its long history, market share, and brand awareness aided by mass-market recognition of the Franklin Planner and Stephen Covey’s books, FC is a leader in performance improvement with what is likely the deepest and highest-quality catalog of content, validated by a history of high revenue retention and client satisfaction.

Bolstered by its strong competitive position in a niche market, FC is undergoing the equivalent of a license-to-SaaS business model transition as the company repositions client engagements from episodic transactions to continuous content delivery via subscriptions. Importantly, this transition increases flexibility of access to FC’s high-quality content, improving its client and end-user experiences, with attendant benefits to the company’s growth and margins over time. Thus far, FC is demonstrating strong client demand for its subscription services with revenue retention over 90% and continued growth. FC is GAAP-profitable, generates meaningful amounts of cash, has a net cash balance sheet position, and has negligible capital requirements. As a “build once, sell many times” content business, the company benefits from high incremental margins and will likely demonstrate significant operating leverage as its revenue grows, driving outsized growth in profits and cash flows. Furthermore, we believe the company has a meaningful opportunity, unlocked by its SaaS transition and ongoing content/technology development, to drive further penetration among existing and new customers. Lastly, we believe the company’s management has a demonstrated track record of prudence and shareholder alignment.

We have a long history with similar B2B, enterprise-focused content businesses, as well as license-to-subscription transitions. The presence of these two dynamics alongside evidence for the quality of FC’s content, its enduring competitive position, and its capital-light business model give us confidence in the share price prospects for the company. FC has continued to execute well at the fundamental level, as confirmed in recent reported results. We believe the stock remains attractively priced for a company that is capable of compounding EBITDA at a double-digit rate for years to come.

BCM Focus Small/Micro‐Cap Fund
Shareholder Letter (Unaudited) (Continued)

Triumph Financial (TFIN) is a financial services and technology company with operations consisting of sixty-three community bank branches in six states; a leading trucking invoice factoring business; and a nascent payments network for the trucking industry. The latter is of particular interest to us given its overwhelming potential for the enterprise. TFIN has essentially married a well-run but unremarkable bank with a proven history of risk management to an exceptional specialty lending opportunity in factoring. Trucking invoice factoring solves a critical working capital issue for carriers (i.e., truck drivers) wherein a factor purchases an invoice from a carrier, providing the carrier with immediate cash at a modest discount upfront in return for the right to collect full payment later from a shipper. These shippers are often large, creditworthy corporations (e.g., Home Depot) with minimal collection and credit risk. As the only meaningful trucking factor tied to a bank, TFIN benefits from a structurally low cost of funds derived from its stable deposit base, allowing it to capture excess profits in high-yielding and relatively low-risk invoice factoring opportunities.

TFIN’s advantaged model and disciplined execution have propelled it to a position as the second-largest trucking factor in the U.S. with about $15 billion of purchased invoices in 2022. TFIN also consistently reports industry-leading metrics as a bank, including strong returns on assets and equity with minimal balance sheet expansion. These results reflect the adept management and astute capital allocation of CEO Aaron Graft and a corps of highly qualified executives. Given that the U.S. truckload market is estimated to be over $850 billion in size with approximately half of volumes transported by third-party carriers — including a growing proportion of brokered freight — TFIN’s “specialty” lending opportunity is, in fact, very large.

We believe that the banking and factoring businesses alone are enough to justify a potential investment in TFIN. Adding to the potential for future value creation, the company also includes a compelling “embedded call option” in the form of a purpose-built payments network for the trucking industry. Dubbed TriumphPay, the network is designed to create value for industry participants through processing efficiency, improved revenue capture, and fraud reduction. In exchange, TFIN stands to earn a small toll on a large dollar volume of transactions. For now, this remains an admittedly lossmaking and subscale endeavor. The tremendous potential of the offering seems to be vindicated by the fact that many of the top trucking brokers — representing an outsized share of the brokered freight market — have signed on. In addition, annualized payment volume on the network, which stood at roughly $20 billion as of the second quarter, and transaction-based revenue for the TriumphPay segment continue to grow rapidly as the service gains critical mass and progresses toward financial breakeven.

Despite enduring one of the most severe freight industry recessions, TFIN continues to demonstrate resilience in its core banking and factoring businesses while driving progress in its payments business towards scale and profitability. We believe that the market is pricing the former business segments at a discount, with minimal value assigned to the payments network opportunity. When coupled with the presence of an outstanding management team and an outsized, underappreciated growth opportunity, we believe TFIN shares represent attractive asymmetric upside.

StoneX (SNEX) is a financial services company focused on providing trading, market making, and payments services in niche and specialized areas within the commodities, derivatives, fixed income, and international equities markets. The company typically services smaller clients who are increasingly underserved by investment banks and broker-dealers. We have followed the company for well over a decade through numerous business evolutions. All throughout, SNEX’s fundamental strategy has been to opportunistically expand and strengthen its portfolio of competitively advantaged, highly profitable financial services businesses. Perhaps the most important thread of consistency has been an exceptional management team led by owner/operator CEO Sean O’Connor, which has overseen exemplary capital allocation and sustained compounding of intrinsic value.

Our research indicates that SNEX is credibly capable of growing shareholder value over the long term via a large universe of potential clients and service offerings into which it can expand organically or through acquisition. An example is the company’s 2020 acquisition of Gain Capital, which operates retail trading platforms primarily focused on FX and commodities. Besides turning SNEX’s retail business into a newly significant segment and adding a new vector of growth, the acquisition was astutely priced and timed, such that windfall profits triggered by the Covid-19 pandemic essentially paid for the acquisition.

Since the onset of the pandemic, SNEX has been a beneficiary of higher market volatility and rising interest rates. With greater profits at its disposal, the company is undertaking incremental but cumulatively significant organic expansions of its product offerings and client base while retaining the ability to conduct strategically and financially accretive acquisitions. We remain optimistic about the company’s prospects.

BCM Focus Small/Micro‐Cap Fund
Shareholder Letter (Unaudited) (Continued)

Closing Commentary

We think that BCSMX is off to a great start. We are enthusiastic about the prospects of our conviction-weighted portfolio that is the culmination of over 20 years of research in the small company universe. We also think that the portfolio is trading cheaply in relation to its underlying prospects, a sentiment that drove the creation of BCSMX. From inception in late December 2022 through the end of October 2023, the Fund is down 5.6% compared with a 2.5% decline in the Morningstar US Small Cap Extended Index. We do not pay too much attention to short-term performance comparisons, as our objective is long-term outperformance over multi-year periods. Our Fund inception coincided with a relatively large disparity between the price-to-earnings ratios of the largest companies compared to smaller ones. According to Yardeni Research, Inc. (Stock Market Briefing: Selected P/E Ratios, November 10, 2023), the forward P/E of small-cap stocks (using the S&P 600) was 11.9x compared to large-cap stocks (using the S&P 500) at 18.3x. Fun fact: the eight largest stocks by market cap are trading at 26.5x forward earnings! This disconnection between large and small is the widest in over 25 years and has persisted throughout 2023. We thought small companies were a fertile hunting ground for value at the beginning of the year when we started the Fund, and we think they remain so today.

Despite continual calls for a recession that has yet to materialize and weakening fundamentals that we are monitoring across the many companies we follow, we do not attempt to pre-position the portfolio to catch different parts of an unpredictable economic cycle. What you can expect from us is to express our conviction in what we believe to be competitively advantaged businesses that can outearn their competitors and garner market share in good and bad economic times, and whose economic profitability is rationally deployed on behalf of shareholders through proper incentives and alignment. We think our portfolio of companies with these characteristics may include one or more of the “next generation” of mid- and large-cap compounders, which should prove valuable to the Fund independent of short-term macroeconomic conditions.

Thanks for your support and confidence. Our work continues apace.

Brian, Jay, Ben, and the BCM team.

BCM Focus Small/Micro‐Cap Fund
Schedule of Investments As of October 31, 2023
Shares		Value
	COMMON STOCKS — 80.9%
	COMMUNICATION SERVICES — 5.0%
	MEDIA — 5.0%
250,000	WideOpenWest, Inc.*	$1,760,000
	CONSUMER DISCRETIONARY — 8.5%
	AUTOMOBILES & COMPONENTS — 3.9%
30,000	XPEL, Inc.*	1,389,000
	CONSUMER SERVICES — 4.2%
225,000	Despegar.com Corp.*	1,491,750
	CONSUMER STAPLES DISTRIBUTION & RETAIL — 0.4%
45,820	ThredUp, Inc.*	147,541
		3,028,291
	FINANCIALS — 13.9%
	BANKS — 5.2%
30,000	Triumph Financial, Inc.*	1,867,500
	FINANCIAL SERVICES — 8.7%
40,000	EVERTEC, Inc.	1,271,200
19,000	StoneX Group, Inc.*	1,811,080
		3,082,280
		4,949,780
	HEALTH CARE — 5.2%
	HEALTHCARE EQUIPMENT & SERVICES — 5.2%
100,000	Health Catalyst, Inc.*	749,000
27,000	iRadimed Corp.	1,099,980
		1,848,980
	INDUSTRIALS — 14.7%
	CAPITAL GOODS — 1.1%
25,000	Astronics Corp.*	383,250
	COMMERCIAL & PROFESSIONAL SERVICES — 13.6%
20,000	Cimpress PLC*	1,193,400
50,000	Franklin Covey Co.*	1,970,500
160,000	Upwork, Inc.*	1,672,000
		4,835,900
		5,219,150
	INFORMATION TECHNOLOGY — 29.7%
	SEMICONDUCTORS — 3.8%
12,000	Onto Innovation, Inc.*	1,348,440
	SOFTWARE & SERVICES — 25.9%
25,000	Agilysys, Inc.*	2,144,750
50,000	Alarm.com Holdings, Inc.*	2,556,500
45,000	Model N, Inc.*	1,084,500

See accompanying Notes to the Financial Statements.

BCM Focus Small/Micro‐Cap Fund
Schedule of Investments As of October 31, 2023 (Continued)
Shares		Value
	COMMON STOCKS (Continued)
	SOFTWARE & SERVICES (Continued)
27,290	Olo, Inc.*	$139,452
80,000	PagerDuty, Inc.*	1,613,600
110,000	SoundThinking, Inc.*	1,659,900
		9,198,702
		10,547,142
	MATERIALS — 3.9%
75,000	Element Solutions, Inc.	1,367,250
	TOTAL COMMON STOCKS
	(Cost $31,271,364)	28,720,593
	SHORT-TERM INVESTMENTS — 18.2%
6,454,319	Goldman Sachs Financial Square Government Fund, 5.18%[1]	6,454,319
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,454,319)	6,454,319

	TOTAL INVESTMENTS — 99.1%
	(Cost $37,725,683)	35,174,912

	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%	317,088
	TOTAL NET ASSETS — 100.0%	$35,492,000

PLC — Public Limited Company

*      Non-income producing security.

1      Rate disclosed is the seven-day effective yield as of October 31, 2023.

See accompanying Notes to the Financial Statements.

BCM Focus Small/Micro‐Cap Fund
Summary of Investments As of October 31, 2023
Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	29.7%
Industrials	14.7%
Financials	13.9%
Consumer Discretionary	8.5%
Health Care	5.2%
Communication Services	5.0%
Materials	3.9%
Total Common Stocks	80.9%
Short-Term Investments	18.2%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Total Net Assets	100.0%

See accompanying Notes to the Financial Statements.

BCM Focus Small/Micro‐Cap Fund
Statement of Assets and Liabilities As of October 31, 2023
Assets:
Investments, at value (cost $37,725,683)	$35,174,912
Receivables:
Investment securities sold	551,145
Fund shares sold	404
Dividends and interest	26,237
Prepaid expenses	10,954
Total assets	35,763,652

Liabilities:
Payables:
Investment securities purchased	205,561
Management fees	22,736
Fund services fees	15,779
Shareholder reporting fees	324
Trustees’ fees	6,500
Professional fees	18,500
Accrued other expenses	2,252
Total liabilities	271,652
Net Assets	$35,492,000

Net Assets consist of:
Paid-in capital (no par value per share with an unlimited number of shares authorized)	$38,293,487
Total accumulated deficit	(2,801,487)
Net Assets	$35,492,000

Shares of Beneficial Interest issued and outstanding	3,761,395
Net Asset Value, Offering and Redemption price per share	$9.44

See accompanying Notes to the Financial Statements.

BCM Focus Small/Micro‐Cap Fund
Statement of Operations For the Period Ended October 31, 2023[1]
Investment income:
Dividends (net of foreign withholdings taxes of $200)	$56,055
Interest	239,039
Total investment income	295,094

Expenses:
Management fees (see Note 3)	224,915
Fund services fees	73,964
Professional fees	36,500
Trustees’ fees (see Note 9)	13,000
Other expenses	8,107
Registration fees	5,271
Shareholder reporting fees	4,451
Total expenses	366,208
Contractual expenses waived by Adviser (see Note 4)	(48,681)
Net expenses	317,527
Net investment loss	(22,433)

Net realized and unrealized loss:
Net realized loss on:
Investments	(228,283)
Net change in unrealized depreciation on:
Investments	(2,550,771)
Net realized and unrealized loss	(2,779,054)

Net decrease in net assets from operations	$(2,801,487)

1      Reflects operations for the period from end of day December 30, 2022 (commencement of operations) to October 31, 2023.

See accompanying Notes to the Financial Statements.

BCM Focus Small/Micro‐Cap Fund
Statement of Changes In Net Assets
For the Period Ended October 31, 2023[1]
Increase in net assets from:
Operations:
Net investment loss	$(22,433)
Net realized loss on investments	(228,283)
Net change in unrealized depreciation on investments	(2,550,771)
Net change in net assets resulting from operations	(2,801,487)

Capital Transactions:
Net proceeds from shares sold	38,193,562
Cost of shares redeemed	(75)
Net change in net assets from capital transactions	38,193,487

Net change in net assets	35,392,000

Net Assets:
Beginning of period	100,000
End of period	$35,492,000

Capital Share Transactions:
Shares outstanding, beginning of period	10,000
Shares sold	3,751,402
Shares redeemed	(7)
Shares outstanding, end of period	3,761,395

1      Reflects operations for the period from end of day December 30, 2022 (commencement of operations) to October 31, 2023.

See accompanying Notes to the Financial Statements.

BCM Focus Small/Micro‐Cap Fund
Financial Highlights

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period Ended October 31, 2023[1]
Net asset value, beginning of period	$10.00

Income from Investment Operations:
Net investment loss[2]	(0.01)
Net realized and unrealized loss	(0.55)
Total from investment operations	(0.56)
Net asset value, end of period	$9.44

Total return[3]	(5.60)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$35,492

Ratio of expenses to average net assets:
Expenses before fees waived[4]	1.38%
Expenses after fees waived[4]	1.20%
Ratio of net investment loss to average net assets:
Expenses before fees waived[4]	(0.27)%
Expenses after fees waived[4]	(0.09)%

Portfolio turnover rate[3]	19%

1      Reflects operations for the period from end of day December 30, 2022 (commencement of operations) to October 31, 2023.

2      Based on average shares outstanding for the period.

3      Not annualized.

4      Annualized.

See accompanying Notes to the Financial Statements.

BCM Focus Small/Micro‐Cap Fund
Notes to the Financial Statements October 31, 2023
1. Organization

BCM Focus Small/Micro-Cap Fund (the “Fund”) was established as a series of the BCM Focus Funds, a Delaware statutory trust (the “Trust”), on October 4, 2022. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund commenced operations on December 30, 2022. Prior to the commencement of operations date, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares and the sale of 10,000 Shares (“Initial Shares”) for $100,000 to Brian T. Bares, principal shareholder of Bares Capital Management, Inc. (the “Investment Adviser”), on December 12, 2022.

The Fund’s investment objective is to provide long-term capital growth. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small-cap and micro-cap equity securities. The Fund will also concentrate at least 25% of its net assets in the Software & Services Industry Group within the Information Technology Sector.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Use of Estimates – The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments – The determination of the Fund’s NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of Fund’s shares outstanding at the time the determination is made. The value of the Fund’s portfolio may change on days when the Fund is not open for business and not available for purchase or redemption of Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair value. Market value is generally determined based on official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources. Certain short-term debt instruments are valued based on amortized cost.

Investments for which market quotations or market-based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. Pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board has designated the Investment Adviser as valuation designee, with the responsibility for applying the Board-approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the NYSE close, that materially affect the price of the security or other asset. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the Funds, and are generally classified as a Level 1 investment. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges, or markets on which the securities trade are not open for trading for the entire day and no other market prices are available.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the fair values were used in determining the Fund’s NAV.

BCM Focus Small/Micro‐Cap Fund
Notes to the Financial Statements October 31, 2023 (Continued)
2. Summary of Significant Accounting Policies (continued)

Fair Value Measurements and Disclosures – GAAP defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

Level 1 – Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of October 31, 2023 for the Fund’s assets measured at fair value:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$28,720,593	$—	$—	$28,720,593
Short-Term Investments	6,454,319	—	—	6,454,319
Total	$35,174,912	$—	$—	$35,174,912

*  All sub-categories within Common Stocks represent Level 1 investments. See Schedule of Investments for industry categories.

Investment Transactions, Income Recognition, and Expenses – Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the Specific Identification basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement.

Cash and Cash Equivalents – Cash and cash equivalents, if any, include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether

BCM Focus Small/Micro‐Cap Fund
Notes to the Financial Statements October 31, 2023 (Continued)
2. Summary of Significant Accounting Policies (continued)

a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of October 31, 2023. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Distributions to Shareholders – The Fund intends to distribute substantially all of its net investment income to shareholders at least annually. In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Contingencies – In the normal course of business, the Fund will enter into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Organizational and Offering Costs – The Investment Adviser has agreed to absorb all organizational and initial offering costs which have been incurred through commencement of operations. The Fund’s Expense Limitation Agreement does not include a recoupment provision and therefore organizational and initial offering costs paid by the Investment Adviser will not be subject to reimbursement by the Fund.

3. Investment Advisory and Other Agreements

The Fund has entered into a Management Agreement with the Investment Adviser, pursuant to which the Investment Adviser will provide general investment advisory services for the Fund. As compensation for its advisory services under the Management Agreement with the Fund, the Fund pays the Investment Adviser, on a monthly basis, an annual management fee equal to 0.85% per annum for the first $3 billion and 0.80% per annum for amounts over $3 billion of the average daily net assets of the Fund. The Management Agreement may be terminated by the Trust, on behalf of the Fund, either upon sixty (60) days’ written notice to the Investment Adviser by vote of its Board or with respect to any Fund, upon the affirmative vote of a vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may at any time terminate this Agreement by not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust. In either case, termination of the Management Agreement at any time is without the payment of any penalty. The Management Agreement shall automatically terminate in the event of assignment.

Certain officers and Trustees of the Trust are also officers of the Investment Adviser. The Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) received compensation whereas the inclusion of such fees are reported on the Statement of Operations.

The Adviser serves as the Chief Compliance Officer to the Trust and pays all fees for such services.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The inclusion of such fees are reported on the Statement of Operations.

UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, serves as the Fund’s distributor and the Adviser paid the fees for the Fund’s distribution-related services.

4. Expense Limitation Agreement

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses via an Operating Expense Limitation Agreement, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than

BCM Focus Small/Micro‐Cap Fund
Notes to the Financial Statements October 31, 2023 (Continued)
4. Expense Limitation Agreement (continued)

the Investment Adviser)) and any indirect expenses (such as acquired funds fees and expenses), do not exceed 1.20% of the Fund’s average daily net assets. The Investment Adviser is not eligible to recoup or to be repaid waived and/or reimbursed fees under the Operating Expense Limitation Agreement. The Operating Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund and may not be terminated by the Investment Adviser without the consent of the Board of the Trust. This Agreement will automatically terminate, with respect to the Fund, if the Management Agreement for the Fund is terminated, with such termination effective upon the effective date of the Management Agreement’s termination for the Fund. The current agreement will expire on October 31, 2025.

5. Investment Transactions

The cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the period ended October 31, 2023, amounted to $36,170,165 and $4,670,518, respectively.

6. Principal Investment Risks

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Micro-Cap and Small-Cap Company Risk – Micro-cap and small-cap companies, when compared to larger companies, may experience lower trade volume and could be subject to greater and less predictable price changes. Micro-cap and small-cap companies may also have limited management experience or depth, limited ability to generate or borrow capital needed for growth, limited products or services, or operate in less established markets. Therefore, micro-cap and small-cap securities may be subject to changing economic, market, and industry conditions and experience more volatility and less liquidity over short periods.

Investment Risk – Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Market Risk and Selection Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Equity Securities Risk – Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Non-Diversification Risk – Because a non-diversified fund under the federal securities laws may invest in a relatively small number of issuers compared to a diversified fund, changes in the financial condition of individual issuers, as well as political, regulatory, or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Software & Services Industry Group Concentration Risk – When a fund focuses its investments in a particular industry, group of industries, or sector, financial, economic, business, and other developments affecting issuers in those industries or sector will have a greater effect on the fund than if it had not done so. Market or economic factors impacting

BCM Focus Small/Micro‐Cap Fund
Notes to the Financial Statements October 31, 2023 (Continued)
6. Principal Investment Risks (continued)

companies in the information technology sector could have a major effect on the value of the Fund’s investments. Stocks of such companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the information technology sector may face unpredictable changes in growth rates and competition for the services of qualified personnel.

Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Some computer software/services companies rely on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/ services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Large Shareholder Risk – Asset allocation decisions, particularly large redemptions, made by an investor or an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders, may adversely impact remaining Fund shareholders.

Management Risk – The Fund is actively managed, and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Liquidity Risk – Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

7. Federal Tax Information

At October 31, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$37,725,683

Gross unrealized appreciation	$1,829,852
Gross unrealized depreciation	(4,380,623)
Net unrealized depreciation on investments	$(2,550,771)

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

BCM Focus Small/Micro‐Cap Fund
Notes to the Financial Statements October 31, 2023 (Continued)
7. Federal Tax Information (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or asset value per share. For the period ended October 31, 2023, there were no permanent differences between book and tax accounting.

As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated earnings	$—

Accumulated capital and other losses	(250,716)

Unrealized depreciation on investments	(2,550,771)
Unrealized deferred compensation	—

Total accumulated earnings/(deficit)	$(2,801,487)

At October 31, 2023, the Fund had Late Year Ordinary loss deferral of $22,433.

At October 31, 2023, the Fund had accumulated capital loss carry forwards as follows:

Not Subject to Expiration
Short-term	$228,283
Long-term	—
$228,283

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

During the fiscal year ended October 31, 2023, the Fund utilized $0 of non-expiring capital loss carry forwards.

8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, Brian T. Bares owned 81.74% of the Fund.

9. Officers and Trustees

Each Independent Trustee receives an annual retainer of $6,500 from the Trust and is reimbursed for travel-related expenses. No “interested person” who serves as Trustee of the Fund received compensation for their services at Trustee from the Fund.

10. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11. Subsequent Events

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

BCM Focus Small/Micro‐Cap Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BCM Focus Small/Micro-Cap Fund and
Board of Trustees of BCM Focus Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BCM Focus Small/Micro-Cap Fund (the “Fund”), a series of BCM Focus Funds, as of October 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period December 30, 2022 (commencement of operations) to October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, the changes in net assets, and the financial highlights period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 19, 2023

BCM Focus Small/Micro-Cap Fund
Trustees and Officers October 31, 2023 (Unaudited)

Following is a list of Trustees and executive officers of the Fund and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is: c/o BCM Focus Fund, 12600 Hill Country Boulevard, Suite R-230, Austin, Texas 78738.

INDEPENDENT TRUSTEES
NAME, ADDRESS (YEAR OF BIRTH)	POSITION/TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING THE PAST Five YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING LAST Five YEARS
Sanford J. Leeds (1964)	Chairman and Trustee (Since Inception)	Faculty (Prof. of Instruction), The University of Texas at Austin, Aug. 2001 – present	1	N/A
William N. Thorndike, Jr. (1963)	Trustee (Since Inception)	Founding Partner, Housatonic Partners, January 1994 – present	1	CNX Resources Corporation, Sept. 2014 – present, EverArc Holdings Limited, Nov. 2019 – Oct. 2021, Perimeter Solutions SA, Nov. 2021 – present
INTERESTED TRUSTEES
NAME, ADDRESS (YEAR OF BIRTH)	POSITION/TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING THE PAST Five YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING LAST Five YEARS
Brian T. Bares*** (1973)	Trustee, President, Treasurer (Since Inception)	Chief Executive Officer, Portfolio Manager, and Research Analyst for Bares Capital Management, Inc.	1	Rave Restaurant Group (RAVE), 2017 – 2021

BCM Focus Small/Micro-Cap Fund
Trustees and Officers October 31, 2023 (Unaudited) (Continued)
OFFICERS
NAME, ADDRESS (YEAR OF BIRTH)	POSITION/TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING THE PAST Five YEARS
Brian T. Bares (1973)	President, Principal Executive Officer and Treasurer, Principal Financial Officer, AMLO (Since Inception)	Chief Executive Officer, Portfolio Manager, and Research Analyst for Bares Capital Management, Inc.
James Bradshaw (1972)	Chief Compliance Officer, DRM (Since Inception)	Chief Compliance Officer, Chief Operations Officer for Bares Capital Management, Inc.
Charles R. Ropka (1963)	Secretary (Since Inception)	Ropka Law, LLC since 2008 – present

*       Each Trustee serves an indefinite term until a successor is elected.

**    The Fund Complex consists of the Trust, which has one series, and is counted as one “Portfolio” for purposes of this table.

***   Mr. Bares is an “interested person” (as that term is defined in the 1940 Act) because of his affiliations with the Adviser.

BCM Focus Small/Micro-Cap Fund
Expense Example October 31, 2023 (Unaudited)

As a shareholder of the BCM Focus Small/Micro-Cap Fund, you incur ongoing costs, which typically consists of management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period May 1, 2023 to October 31, 2023
Actual	$1,000.00	$920.10	1.20%	$5.81
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.15	1.20%	$6.11

*      Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period and multiplied by 184/365 to reflect the one-half year period.

BCM Focus Small/Micro-Cap Fund
Additional Information October 31, 2023 (Unaudited)

Proxy Voting – For a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 888-885-8859 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 888-885-8859 or by accessing the website of the Securities and Exchange Commission at https://www.sec.gov.

Disclosure of Portfolio Holdings – The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the website of the Securities and Exchange Commission at https://www.sec.gov.

Long Term Capital Gain Designation – For the year ended October 31, 2023, the fund designates $0 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income – For the year ended October 31, 2023, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction – For the year ended October 31, 2023, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Liquidity Risk Management Program – The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. Under the program, the Liquidity Risk Manager (“LRM”) monitors the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools available to the Fund for meeting shareholder redemptions, among other means.

The Board reviewed a report prepared by the LRM regarding the operation and effectiveness of the program for the period December 30, 2022 through October 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, the LRM provided an assessment that the program had been effective in assessing and managing the Fund’s liquidity risk taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The LRM reviewed the Fund’s investments and determined that the Fund held an adequate level of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

BCM Focus Small/Micro-Cap Fund
Privacy Policy

Background: A mutual fund is subject to Regulation S-P, which requires financial institutions to adopt policies and procedures to protect “nonpublic personal information” about consumers, and to provide customers, no later than the time a customer relationship is established, a clear and conspicuous notice that reflects (i) the policies and procedures adopted by the mutual fund to protect nonpublic personal information, (ii) the conditions under which nonpublic personal information about consumers will be disclosed to nonaffiliated third parties, and (iii) the methods available to consumers to prevent the sharing of such information with nonaffiliated third parties. Regulation S-P applies only non-public personal information about individuals (i.e., natural persons) who obtain financial products and services primarily for personal, family or household purposes.

Regulation S-P does not apply to information about companies or about individuals who obtain financial products or services primarily for business, commercial or agricultural purposes. Regulation S-P requires an initial notice to be delivered at the time a customer relationship is established and another notice be delivered annually during the continuation of the customer relationship. “Annually” means at least once in a period of 12 consecutive months. The initial notice may be delivered within a reasonable period of time if an unaffiliated broker-dealer or investment adviser establishes a customer relationship between a mutual fund and a consumer without the fund’s prior knowledge.

A mutual fund must provide a right to “opt out” if the mutual fund reserves the right to disclose nonpublic personal information about the consumer to unaffiliated third parties, unless (i) the unaffiliated third party is performing servicing or marketing services for the fund, (ii) the consumer consents to the disclosure or (iii) the disclosure is permitted or required by law.

A “consumer” is defined as an individual who obtains or has obtained a financial product or service from the mutual fund for personal, family or household purposes. This includes an individual who provides nonpublic personal information to the mutual fund, even if the individual ultimately does not invest. An individual who provides only his or her name, address and general areas of investment interest in connection with a request for a prospectus is not a consumer with respect to the mutual fund. In addition, an individual is not a mutual fund’s consumer if the individual purchases shares through a broker-dealer or investment adviser who is the record owner of the shares.

A “customer” is a consumer who has established a customer relationship with a mutual fund. A customer relationship is defined in Regulation S-P to mean a continuing relationship between the consumer and the Trust under which a mutual fund provides financial products and services to the consumer primarily for personal, family or household purposes. A customer relationship is established when a consumer is the record owner of shares of the mutual fund.

“Nonpublic personal information” includes nonpublic “personally identifiable financial information”, plus any list, description or grouping of customers that is derived from nonpublic personally identifiable financial information.

“Personally identifiable financial information” means any information: (i) the consumer provides to a mutual fund to obtain financial products or services, (ii) about the consumer resulting from a transaction between the consumer and a mutual fund, or (iii) that a mutual fund otherwise obtains from the consumer in connection with providing financial products or services to the consumer. Such information may include information provided on an account application, account balances and transaction information, the fact that the consumer is or has been a customer of a mutual fund, information relating to services performed for or transactions entered into on behalf of customers, and information from consumer reports and any data, list or analyses derived from such nonpublic personal information.

Mutual funds that possess consumer report information for business purposes are required to properly dispose of the information by taking reasonable measures to protect against unauthorized access to or use of the information in connection with its disposal. “Consumer Report Information” means any record about an individual (e.g., name, social security number, phone number, email address, etc), whether in paper, electronic or other form, that is a consumer report or is derived from a consumer report. The definition includes a compilation of such records, but does not include information that does not identify individuals, such as aggregate information or blind data. “Consumer Report” is defined in the Fair Credit Reporting Act (“FCRA”), but generally means information from a consumer reporting agency bearing on a consumer’s creditworthiness, credit standing, reputation, etc., which is used for the purpose of establishing eligibility for credit, insurance or employment or used for other purposes permitted under the FCRA. A mutual fund is not required to ensure perfect destruction of consumer report information. Rather, funds are required to take “reasonable measures” to protect against unauthorized access to or use of the information in connection with its disposal. The rule release states that the SEC expects funds in devising disposal methods to consider the sensitivity of the consumer report

BCM Focus Small/Micro-Cap Fund
Privacy Policy (Continued)

information, the nature and size of the entity’s operations, the costs and benefits of different disposal methods and relevant technological changes. The SEC also notes that “reasonable measures” are very likely to require elements such as the establishment of policies and procedures governing disposal, as well as appropriate employee training.

Finally, Regulation S-P requires written policies and procedures addressing administrative, technical and physical safeguards for the protection of customer records and information.

Policy: The Trust does not share any nonpublic personal information with any nonaffiliated third parties, except in the following circumstances:

1. As necessary to provide the service that the client has requested or authorized, or to maintain and service the client’s account;

2. As required by regulatory authorities or law enforcement officials who have jurisdiction over the Trust or as otherwise required by any applicable law; and

3. To the extent reasonably necessary to prevent fraud and unauthorized transactions.

The Trust’s officers and employees, as well as the employees of the investment adviser, administrator, transfer agent, custodian and distributor (collectively, “Trust Personnel”) are prohibited, either during or after termination of their employment, from disclosing nonpublic personal information to any person or entity outside the Trust, except under the circumstances described above. Trust Personnel are permitted to disclose nonpublic personal information only to such other Trust Personnel who need to have access to such information to deliver our services to the client.

Procedure:

Security of Client Information

The Trust restricts access to nonpublic personal information to Trust Personnel who need to know such information to provide services to shareholders. Any Trust Personnel who are authorized to have access to nonpublic personal information are required to keep such information in a secure compartment or receptacle on a daily basis as of the close of business each day. All electronic or computer files containing such information shall be password secured and firewall protected from access by unauthorized persons. Any conversations involving nonpublic personal information, if appropriate at all, must be conducted by Trust Personnel in private, and care must be taken to avoid any unauthorized persons overhearing or intercepting such conversations.

Privacy Notices

The Trust will provide each consumer with an initial notice of the Trust’s privacy policy at the later of the time a prospectus is delivered or an account is established. The Trust also shall provide each shareholder with a new notice of the Trust’s current privacy policy at least annually. This notice may be included in or delivered with the Trust’s updated prospectus. If, at any time, the Trust adopts material changes to its privacy policy, the Trust shall provide each shareholder with a revised notice reflecting the new privacy policies. The Chief Compliance Officer is responsible for ensuring that required notices are distributed to consumers and customers. If the Trust maintains a web site, the privacy policy and the notice will be posted to the site.

Disposal of Nonpublic Personal Information

The Trust will shred, deliver to a document destruction firm, or other render illegible any customer or consumer nonpublic personal information in its possession when the Trust deems possession of the information to no longer be necessary.

Responsible Party/Compliance Process: Chief Compliance Officer/UMB Fund Services

Investment Adviser

Bares Capital Management, Inc.

12600 Hill Country Blvd., Suite R-230

Austin, TX 78738

Legal Counsel

Ropka Law, LLC
215 Fries Mill Road
Turnersville, NJ 08012

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Distributor

UMB Distribution Services, LLC
235 W. Galena Street
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cohen and Company, Ltd.
1350 Euclid Ave., Suite 800

Cleveland, OH 44115

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.  Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3.  Audit Committee Financial Expert

The registrant’s board of directors has determined that Sanford Leeds, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Cohen & Company, Ltd. during the Registrant’s fiscal year were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2023	$13,000

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended October 31, 2023	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews, and tax agent services.

Fiscal year ended October 31, 2023	$3,500

(d) All Other Fees.

Fiscal year ended October 31, 2023	$5,000

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The registrant’s Audit Committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) of the Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ended October 31, 2023	$0

(h) The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable to open-end investment companies.

Item 6.  Schedule of Investments

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11.  Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13.  Exhibits

(a)	(1)	Code of Ethics. Filed herewith.

	(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	BCM Focus Funds

By:	/s/ Brian Bares
Title:	Brian Bares, Principal Executive Officer and Principal Financial Officer

Date:	12/28/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian Bares
Title:	Brian Bares, Principal Executive Officer and Principal Financial Officer

Date:	12/28/2023